UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

MRI INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54575	58-2394628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Commerce Square, Suite 2550 Memphis, Tennessee		38103
(Address of principal executive offices)		(Zip Code)

(901) 522-9300
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The annual meeting of the stockholders of MRI Interventions, Inc. (the “Company”) was held on June 13, 2013 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted to approve the adoption of the MRI Interventions, Inc. 2013 Incentive Compensation Plan (the “2013 Plan”). The Company’s Board of Directors had previously adopted and approved the 2013 Plan, subject to stockholder approval. A description of the terms and conditions of the 2013 Plan is set forth in the Company’s 2013 Proxy Statement, filed with the Securities and Exchange Commission on May 1, 2013 (the “Proxy Statement”) under “Proposal 3 — Approval of Our 2013 Incentive Compensation Plan,” and such description is incorporated herein by reference. The descriptions set forth herein and in the Proxy Statement are summaries and are qualified in their entirety by the full text of the 2013 Plan, a copy of which is incorporated by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and voted on the following proposals:

(1)	The election of nine directors to serve until the 2014 annual meeting of stockholders;

(2)	The ratification of the appointment of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; and

(3)	The approval of the MRI Interventions, Inc. 2013 Incentive Compensation Plan.

The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or broker institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

1.

Election of Directors. The following named persons were elected as Directors of the Company to serve until the 2014 annual meeting of stockholders or until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification or removal. The votes were cast as follows:

Nominee	For	Withheld	Broker Non-Votes
Kimble L. Jenkins	28,602,968	123,411	10,594,016
Paul A. Bottomley	28,702,968	23,411	10,594,016
Charles E. Koob	27,355,937	1,370,442	10,594,016
James K. Malernee, Jr.	27,455,987	1,270,392	10,594,016
Michael A. Pietrangelo	28,702,968	23,411	10,594,016
Philip A. Pizzo	28,702,718	23,661	10,594,016
Andrew K. Rooke	27,456,187	1,270,192	10,594,016
Michael J. Ryan	28,702,968	23,411	10,594,016
John N. Spencer, Jr.	27,456,187	1,270,192	10,594,016

2.

Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The stockholder vote was as follows:

For	Against	Abstain
38,953,974	238,285	128,136

3.	Approval of 2013 Incentive Compensation Plan. The stockholders voted to approve the 2013 Plan. The stockholder vote was as follows:

For	Against	Abstain	Broker Non-Votes
26,076,615	2,532,689	117,075	10,594,016

Item 8.01.	Other Events.

On June 13, 2013, the Company’s Board of Directors approved an amendment to the MRI Interventions, Inc. Non-Employee Director Compensation Plan (the “Director Plan”) to clarify the manner in which directors may receive payment of fees pursuant to the Director Plan. The amendment confirms that directors may elect to have the Company pay all or a portion of his or her fees in shares of the Company’s common stock, in lieu of cash, in accordance with the rules and procedures established from time to time by the Board of Directors.

The foregoing description of the amended Director Plan is only a summary and is qualified in its entirety by the full text of the amended Director Plan, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRI INTERVENTIONS, INC.

By:	/s/ Oscar L. Thomas
Oscar L. Thomas
Vice President, Business Affairs

Date: June 14, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1

MRI Interventions, Inc. 2013 Incentive Compensation Plan (incorporated by reference to Appendix A to MRI Interventions, Inc. definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2013)

10.2	MRI Interventions, Inc. Non-Employee Director Compensation Plan, as amended and restated by the Board of Directors on June 13, 2013